                                  EXHIBIT 99.3




                         CONSENT OF MILLER AND MCCOLLOM
                          CERTIFIED PUBLIC ACCOUNTANTS








To the Board of Directors
Impulse Media Technologies Inc.


We hereby consent to the use in this Form 8-K/A of our Report dated November 30, 2001 relating to the consolidated financial statements of Impulse Media Technologies Inc. (a Development Stage Company) and consolidated subsidiary as of February 28, 2001 and for the period from October 25, 2000 (date of inception) through February 28, 2001.


/s/ Miller and McCollom


MILLER AND MCCOLLOM
4350 Wadsworth Boulevard Suite 300
Wheat Ridge, Colorado 80033
January 9, 2002